UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       ----------------------------------

                                 September 3, 2004
                            ---------------------
                Date of report (Date of earliest event reported)


                          DOLLAR FINANCIAL GROUP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New York                     333-18221             13-2997911

(State or Other Jurisdiction      (Commission                (IRS
 Employer of Incorporation)        File Number)     Identification Number)


       1436 Lancaster Avenue, Berwyn, Pennsylvania         19312-1288
         (Address of principal executive offices)          (zip code)


                                (610) 296-3400
                                --------------
              Registrant's telephone number, including area code


Item 2.02    Results of Operations and Financial Condition


             On August 30, 2004 Dollar Financial Group, Inc. (the "Company") held an investor conference call. A copy of the transcript of that call is furnished as Exhibit 99.1.

             The information in this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01.   Financial Statements and Exhibits

                   (c) Exhibits.


                          99.1 Transcript of the Company's August 30, 2004 investor conference call.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 2004

                                        DOLLAR FINANCIAL GROUP, INC.
                                        a New York corporation



                                        By:  /s/ Donald F. Gayhardt
                                           -----------------------------
                                        Name:  Donald F. Gayhardt
                                        Title: President and
                                               Chief Financial Officer


                               EXHIBIT INDEX

         Exhibit No.            Description

         99.1 Transcript of the Company's August 30, 2004 investor conference call.